Details of treasury and other financial risks	12 Months Ended
Dec. 31, 2024
Details of treasury and other financial risks [Abstract]
Details of treasury and other financial risks
29    Details of treasury and other financial risks

Accounting policies
Derivative financial instruments, including hedge accounting
The company uses derivative financial instruments principally to manage its foreign currency risks and, to a more limited extent, interest rate and commodity price risks. All derivative financial instruments are accounted for at the trade date and classified as current or non-current assets or liabilities based on the maturity date or the early termination date. The company measures all derivative financial instruments at fair value that is derived from the market prices of the instruments, calculated on the basis of the present value of the estimated future cash flows based on observable interest yield curves, basis spread, credit spreads and foreign exchange rates, or derived from option pricing models, as appropriate. Gains or losses arising from changes in fair value of derivatives are recognized in the Consolidated statements of income, except for derivatives that are highly effective and qualify for cash flow or net investment hedge accounting.
Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income (OCI) until the Consolidated statements of income are affected by the variability in cash flows of the designated hedged item. To the extent that the hedge is ineffective, changes in the fair value are recognized in the Consolidated statements of income.
Changes in the fair value of foreign exchange forward contracts attributable to forward points and changes in the time value of the option contracts are deferred in the cash flow hedges reserve within equity. The deferred amounts are recognized in the Consolidated statements of income against the related hedged transaction when it occurs.
The company formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is established that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the company discontinues hedge accounting prospectively. When hedge accounting is discontinued because a forecasted transaction is expected not to occur, the company continues to carry the derivative on the Consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in the same line item as they relate to in the Consolidated statements of income.
Foreign currency differences arising upon retranslation of financial instruments designated as a hedge of a net investment in a foreign operation are recognized directly in the currency translation differences reserve through OCI, to the extent that the hedge is effective. To the extent that the hedge is ineffective, such differences are recognized in the Consolidated statements of income.
Accounting estimates and judgments
Financial assets are subject to impairment assessment, which involves estimating expected credit losses. Refer to Other financial assets for accounting policies on impairment of financial assets.

Philips is exposed to several types of financial risks which are further analyzed below. Philips does not purchase or hold derivative financial instruments for speculative purposes. Information regarding financial instruments is included in Fair value of financial assets and liabilities.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities.
Liquidity risk for the group is monitored through the Treasury liquidity committee, which tracks the development of the actual cash flow position for the group and uses input from a number of sources in order to forecast the overall liquidity position on both short and longer term basis. Philips invests surplus cash in short-term deposits with appropriate maturities and money market funds to ensure sufficient liquidity is available to meet liabilities when due and in money market funds.
The rating of the company’s debt by major rating agencies may improve or deteriorate. As a result, Philips’ future borrowing capacity may be influenced and its financing costs may fluctuate. Philips has various sources to mitigate the liquidity risk for the group. As of December 31, 2024 Philips had EUR 2,401 million in cash and cash equivalents (2023: EUR 1,869 million), which includes short-term deposits of EUR 1,946 million (2023: EUR 1,399 million). Cash and cash equivalents include all cash balances, money market funds and short-term highly liquid investments with an original maturity of three months or less that are readily convertible into known amounts of cash. Philips pools cash from subsidiaries to the extent legally and economically feasible; cash not pooled remains available for the company’s operational or investment needs.
Philips faces cross-border foreign exchange controls and/or other legal restrictions in a few countries that could limit its ability to make these balances available on short notice for general use by the group.
Philips has a USD 2.5 billion Commercial Paper Program and a EUR 1 billion committed standby revolving credit facility that can be used for general group purposes. As of December 31, 2024, Philips did not have any loans outstanding under either facility. These facilities do not have a material adverse change clause, have no financial covenants and have no credit-rating-related acceleration possibilities.
Philips established a Euro Medium-Term Note (EMTN) program, a framework that facilitates the issuance of notes for a total amount up to EUR 10 billion. In 2024, Philips issued EUR 700 million fixed rate notes due 2032 under the EMTN program for general corporate purposes, including the repayment of the 2025 EUR Bonds and floating rate debt. As of December 31, 2024, Philips has EUR 3.7 billion (2023: EUR 3.3 billion) fixed rates notes outstanding under the EMTN program. For a description of Philips’ credit facilities, refer to Debt.
In addition to cash and cash equivalents, as of December 31, 2024, Philips also held EUR 4 million (2023: EUR 14 million) of listed (level 1) equity investments at fair value (classified as other non-current financial assets).
The following table presents a summary of the Group’s fixed contractual cash obligations and commitments as of December 31, 2024. These amounts are an estimate of future payments which could change as a result of various factors such as a change in interest rates, foreign exchange, and contractual provisions, as well as changes in business strategy and needs. Therefore, the actual payments made in future periods may vary from those presented in the following table:
Philips Group
Contractual cash obligations1 2 in millions of EUR

		Payments due by period
	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Long-term debt	7,168		2,006	1,338	3,824
Short-term debt	525	525
Interest on debt	1,792	197	368	325	902
Derivative liabilities	72	64	8
Purchase obligations³	1,161	300	307	210	344
Trade and other payables	1,830	1,830
Contractual cash obligations	12,548	2,916	2,689	1,873	5,070
[1]Amounts in this table are undiscounted.
[2]This table excludes post-employment benefit plan contribution commitments and income tax liabilities in respect of tax risks because it is not possible to make a reasonably reliable estimate of the actual period of cash settlement.
[3]Purchase obligations are agreements to purchase goods or services that are enforceable and legally binding for the Group. They specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum or variable price provisions and the approximate timing of the transaction. They do not include open purchase orders or other commitments which do not specify all significant terms.

Philips has contracts with investment funds where it committed itself to make, under certain conditions, capital contributions to these funds of an aggregated remaining amount of EUR 130 million (2023: EUR 153 million). As of December 31, 2024, capital contributions already made to these investment funds are recorded as non-current financial assets.
Philips offers voluntary supply chain finance programs for certain US Dollar, Euro and Swedish Krona third parties which provide participating suppliers the opportunity to factor their trade receivables at the sole discretion of both the suppliers and the third parties. Philips continues to recognize these liabilities as trade payables and settles them accordingly on the invoice maturity date based on the terms and conditions of those arrangements. As of December 31, 2024, approximately EUR 97 million (2023: EUR 114 million) of the Philips account payable were transferred under these arrangements.
Philips Group
Carrying amount of financial liabilities[1] in millions of EUR

2024
Presented in accounts payables:	97
- of which suppliers have received payment from finance provider	85

Philips Group
Range of payment due dates

2024
Liabilities that are part of the arrangements	30 -135 days
Comparable trade payables that are not part of the arrangements	0 -135 days
1There were no material business combinations or foreign exchange differences during the year.

With respect to the Respironics field action, please refer to Contingencies. The management continues to monitor the risks associated with such potential claims and its impact on liquidity position, if any.
Currency risk
Currency risk is the risk that reported financial performance or the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Philips operates in many countries and currencies and therefore currency fluctuations may impact Philips’ financial results. Philips is exposed to currency risk in the following areas:
•transaction exposures, related to anticipated sales and purchases and on-balance-sheet receivables/payables resulting from such transactions
•translation exposure of foreign-currency intercompany and external debt and deposits
•translation exposure of net income in foreign entities
•translation exposure of foreign-currency-denominated equity invested in consolidated companies
•translation exposure to equity interests in non-functional-currency investments in associates and other non-current financial assets
It is Philips’ policy to reduce the potential year-on-year volatility caused by foreign-currency movements on its net earnings by hedging the anticipated net exposure of foreign currencies resulting from foreign-currency sales and purchases. In general, net anticipated exposures for the Group are hedged during a period of 15 months in layers of 20% up to a maximum hedge of 80%. Philips’ policy requires significant committed foreign currency exposures to be fully hedged, generally using forwards. However, not every foreign currency can or shall be hedged as there may be regulatory barriers or prohibitive hedging cost preventing Philips from effectively and/or efficiently hedging its currency exposures. As a result, hedging activities cannot and will not eliminate all currency risks for anticipated and committed transaction exposures.
The following table outlines the estimated nominal value in millions of EUR for committed and anticipated transaction exposure and related hedges for Philips’ most significant currency exposures consolidated as of December 31, 2024:
Philips Group
Estimated transaction exposure and related hedges in millions of EUR

	Sales/Receivables		Purchases/Payable
	Exposure	Hedges	Exposure	Hedges
Balance as of December 31, 2024
Exposure currency
USD	2,071	(1,669)	(1,163)	1,049
JPY	527	(300)	(7)	7
GBP	259	(161)	(15)	14
CNY	442	(312)	(209)	209
PLN	95	(62)	(1)	1
CAD	236	(134)
AUD	177	(104)
CHF	144	(85)
KRW	126	(83)
ILS	12	(8)	(204)	121
EUR	160	(158)	(121)	121
Others	169	(113)	(23)	23
Total 2024	4,420	(3,188)	(1,743)	1,543
Total 2023	4,287	(3,185)	(1,346)	1,173
Philips uses foreign exchange spot and forward contracts, as well as zero cost collars in hedging the exposure. The derivatives related to transactions are, for hedge accounting purposes, split into hedges of on-balance-sheet accounts receivable/payable and forecasted sales and purchases. Changes in the value of on-balance-sheet foreign-currency accounts receivable/payable, as well as the changes in the fair value of the hedges related to these exposures, are reported in the income statement under costs of sales. Hedges related to forecasted transactions, where hedge accounting is applied, are accounted for as cash flow hedges. The results from such hedges are deferred in other comprehensive income within equity to the extent that the hedge is effective. As of December 31, 2024, a gain of EUR 1 million was deferred in equity as a result of these hedges (2023: EUR 6 million gain). The result deferred in equity will be released to earnings mostly during 2025 at the time when the related hedged transactions affect the income statement. During 2024, nil (2023 nil) was recorded in the Consolidated statement of income as a result of ineffectiveness on certain anticipated cash flow hedges. Ineffectiveness arises when anticipated exposures are no longer expected to be highly probable. During 2024, a gain of EUR 29 million (2023 EUR 19 million gain) included in the cash flow hedges reserve in equity pertaining to changes in fair value of foreign exchange forward and option contracts was released to income statement.
The total net fair value of hedges related to transaction exposure as of December 31, 2024, was an unrealized loss of EUR 2 million. The estimated impact of a 10% increase of value of the EUR is estimated to be EUR 122 million. The following table contains an overview of the instantaneous 10% increase in the value of EUR against major currencies.
Philips Group
Estimated impact of 10% increase of value of the EUR on the fair value of hedges in millions of EUR

	2023	2024
USD	64	63
JPY	15	13
GBP	16	13
CHF	5	7
PLN	1	1
RUB	-	1
The EUR 122 million increase includes a gain of EUR 34 million that would impact the income statement, which would largely offset the opposite revaluation effect on the underlying accounts receivable and payable, and the remaining gain of EUR 88 million would be recognized in equity to the extent that the cash flow hedges were effective.
Foreign exchange exposure also arises as a result of inter-company loans and deposits. Where the company enters into such arrangements, the financing is generally provided in the functional currency of the subsidiary entity. The currency of the company’s external funding and liquid assets is matched with the required financing of subsidiaries, either directly through external foreign currency loans and deposits, or synthetically by using foreign exchange derivatives, including cross currency interest rate swaps and foreign exchange forward contracts. In certain cases where group companies may also have external foreign currency debt or liquid assets, these exposures are also hedged through the use of foreign exchange derivatives. Changes in the fair value of hedges related to this exposure are recognized within financial income and expenses in the statements of income. When such loans would be considered part of the net investment in the subsidiary, net investment hedging would be applied.
Translation exposure of foreign-currency equity invested in consolidated entities is generally not hedged. If a hedge is entered into, it is accounted for as a net investment hedge. Net current-period change, before tax, of the currency translation reserve of positive EUR 768 million mainly relates to the development of the USD versus the EUR. As of December 31, 2024, a weakening of USD by 10% versus the EUR would result in a decrease in the currency translation reserve in equity of approximately EUR 1,275 million, while a strengthening of USD by 10% versus the EUR would result in an increase in the currency translation reserve in equity of approximately EUR 1,558 million. Refer to the country risk paragraph for countries with significant foreign currency denominated equity invested.
As of December 31, 2024, external bond funding for a nominal value of USD 1,466 million (liability at book value: EUR 1,408 million) was designated as a net investment hedge of financing investments in foreign operations for an equal amount. During 2024, no ineffectiveness was recognized in the income statement on net investment hedges arising from counterparty and own credit risk.
As of December 31, 2024, an instantaneous 10% increase in the value of the EUR against all currencies would lead to an decrease of EUR 106 million in the value of the derivatives, including a EUR 50 million decrease related to the USD.
As of December 31, 2023, external bond funding for a nominal value of USD 1,474 million (liability at book value: EUR 1,325 million) were designated as a net investment hedge of financing investments in foreign operations for an equal amount. During 2023 a total loss of EUR 2 million was recognized in the income statement as ineffectiveness on net investment hedges, arising from counterparty and own credit risk.
As of December 31, 2023, an instantaneous 10% increase in the value of the EUR against all currencies would lead to an decrease of EUR 52 million in the value of the derivatives, including a EUR 11 million increase related to the USD.
Generally Philips does not hedge the foreign exchange exposure arising from equity interests in non-functional-currency investments in associates and other non-current financial assets.
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. As of December 31, 2024, Philips had outstanding debt of EUR 7,639 million (2023: EUR 7,689 million), which constitutes an inherent interest rate risk with potential negative impact on financial results. As of December 31, 2024, Philips held EUR 2,401 million in cash and cash equivalents (2023: EUR 1,869 million), and had total long-term debt of EUR 7,113 million (2023: EUR 7,035 million) and total short-term debt of EUR 526 million (2023: EUR 654 million). As of December 31, 2024, Philips had a ratio of fixed-rate long-term debt to total outstanding debt of approximately 93% compared to 89% one year earlier. Philips debt has a long maturity profile with an average tenor of long-term debt of 5.9 years with maturities up to 2042.
The following table provides the impact of a 1% increase/decrease of interest rates on the fair value of the debt and the annualized net interest expenses.
Philips Group
Interest rate sensitivity in millions of EUR

	2023	2024
Impact 1% interest rate increase on fair value of fixed-rate long-term debt¹ ²	(283)	(304)
Impact 1% interest rate decrease on fair value of fixed-rate long-term debt¹ ²	284	304
Impact 1% interest rate increase on annualized net interest expense³	15	23
[1]The sensitivity analysis conducted shows that if long-term interest rates were to increase/decrease instantaneously by 1% from their level of December 31, 2024, with all other variables (including foreign exchange rates) held constant.
[2]Fixed-rate long-term debt is excluding forward contracts.
[3]The impact is based on the outstanding net floating-rate position as of December 31, 2024.

Equity price risk
Equity price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in equity prices.
Philips is a shareholder in some publicly listed companies and as a result is exposed to potential financial loss through movements in their share prices. The aggregate equity price exposure in such financial assets amounted to approximately EUR 4 million as of December 31, 2024 (2023: EUR 14 million). Philips does not hold derivatives in the above-mentioned listed companies. Philips also has shareholdings in several privately-owned companies amounting to EUR 220 million, mainly consisting of minority stakes in companies in various industries. As a result, Philips is exposed to potential value adjustments.
Commodity price risk
Commodity price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in commodity prices.
Philips is a purchaser of certain base metals, precious metals and energy. Philips may hedge certain commodity price risks using derivative instruments to minimize significant, unanticipated earnings fluctuations caused by commodity price volatility. As of December 31, 2024 Philips had financial commodity derivatives outstanding to the value of EUR 6 million (2023: nil).
Credit risk
Credit risk represents the loss that would be recognized at the reporting date, if counterparties failed completely to perform their payment obligations as contracted. Credit risk is present within Philips trade receivables and contract assets. To have better insights into the credit exposures, Philips performs ongoing evaluations of the financial and non-financial condition of its customers and adjusts credit limits when appropriate. In instances where the creditworthiness of a customer is determined not to be sufficient to grant the credit limit required, there are a number of mitigation tools that can be utilized to close the gap, including reducing payment terms, cash on delivery, pre-payments and pledges on assets.
Philips invests available cash and cash equivalents with various financial institutions and is exposed to credit risk with these counterparties. Philips is also exposed to credit risks in the event of non-performance by financial institutions with respect to financial derivative instruments. Philips actively manages concentration risk and on a daily basis measures the potential loss under certain stress scenarios, should a financial institution default. These worst-case scenario losses are monitored and limited by the company.
The company does not enter into any financial derivative instruments to protect against default by financial institutions. However, where possible the company requires all financial institutions with which it deals in derivative transactions to complete legally enforceable netting agreements under an International Swap Dealers Association master agreement or otherwise prior to trading, and whenever possible, to have a strong credit rating. Philips also regularly monitors the development of the credit risk of its financial counterparties. Wherever possible, cash is invested and financial transactions are concluded with financial institutions with strong credit ratings or with governments or government-backed institutions.
The following table shows the number of financial institutions with credit rating A- and above with which Philips has cash at hand and short-term deposits above EUR 10 million as of December 31, 2024.
Philips Group
Credit risk with number of counterparties for deposits above EUR 10 million

	10-100 million	100-500 million	500 million and above
AAA rated bank counterparties		2
AA- rated bank counterparties	1
A+ rated bank counterparties	1	4
A rated bank counterparties	2	2
A- rated bank counterparties	2	2
Total	6	10
For an overview of the overall maximum credit exposure related to debt instruments, derivatives and loans and receivables, refer to Fair value of financial assets and liabilities.
Country risk
Country risk is the risk that political, legal, or economic developments in a single country could adversely impact performance. The country risk per country is defined as the sum of the equity of all subsidiaries and associated companies in country cross-border transactions, such as intercompany loans, accounts receivable from third parties and intercompany accounts receivable. The country risk is monitored on a regular basis.
As of December 31, 2024, the company had country risk exposure of EUR 13.6 billion in the United States, EUR 2.3 billion in the Netherlands, EUR 872 million in China (including Hong Kong). Other countries higher than EUR 500 million are United Kingdom EUR 787 million, Japan EUR 635 million and Germany EUR 625 million. Other countries with significant exposure are: Israel EUR 301 million, Singapore EUR 221 million, and India EUR 226 million. The degree of risk of a country is taken into account when new investments are considered. The company does not, however, use financial derivative instruments to hedge country risk.
The impact of hyperinflation is also routinely assessed and was not material for the periods presented.
Other insurable risks
Philips is insured for a broad range of losses by global insurance policies in the areas of property damage/business interruption, general and product liability, transport, directors’ and officers’ liability, employment practice liability, crime and cybersecurity. The counterparty risk related to the insurance companies participating in the above-mentioned global insurance policies is actively managed. As a rule, Philips only selects insurance companies with a financial strength of at least A-. Throughout the year the counterparty risk is monitored on a regular basis.
To lower exposures and to avoid potential losses, Philips has a global Risk Engineering program in place. The main focus of this program is on property damage and business interruption risks including company interdependencies. Regular on-site assessments take place at Philips locations and business-critical suppliers by risk engineers of the insurer in order to provide an accurate assessment of the potential loss and its impact. The results of these assessments are shared across the company’s stakeholders. On-site assessments are carried out against the predefined Risk Engineering standards, which are agreed between Philips and the insurers. Recommendations are made in a Risk Improvement report and are monitored centrally. This is the basis for decision-making by the local management of the business as to which recommendations will be implemented.
For all policies, deductibles are in place, which vary from EUR 0 million to EUR 10 million per occurrence, and this variance is designed to differentiate between the existing risk categories within Philips. Above a first layer of working deductibles, Philips operates its own re-insurance captive, which during 2024 retained EUR 25 million per claim and EUR 50 million in the annual aggregate for general, product, professional liability, and marine cargo claims and EUR 15 million aggregate for cyber.
New contracts were signed effective December 31, 2024, for the coming year, whereby the re-insurance captive retention remained the same.